EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of St. Jude Medical, Inc., (the "Company") on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel
J. Starks, President and Chief Operating Officer (1) of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                 /s/ DANIEL J. STARKS
                                 --------------------
                                 Daniel J. Starks
                                 President and Chief Operating Officer
                                 August 11, 2003



(1) Mr. Starks is performing the function of Chief Executive Officer on the filing date of this quarterly report on Form 10-Q because Terry L. Shepherd, the Company's Chairman and Chief Executive Officer, is on a temporary medical leave.